UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 19, 2015

Date of Report (Date of earliest event reported)

Zynga Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35375	42-1733483
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

699 Eighth Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(855) 449-9642

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

On April 19, 2015, Clive Downie provided notice of his resignation from his position as Chief Operating Officer of Zynga Inc., effective as of April 19, 2015.

Election of Directors

On April 23, 2015, the Board of Directors (the “Board”) of Zynga Inc. (the “Company”) elected, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), Louis J. Lavigne, Jr. to serve as a member of the Board until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Upon his election to the Board and upon the recommendation of the Nominating Committee, Mr. Lavigne was appointed as a member of the Audit Committee of the Board.

In accordance with the Company’s current program for compensation of non-employee directors which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2014 and incorporated by reference herein, Mr. Lavigne will be entitled to receive compensation for his service as a member of the Board and committees thereof.

There are no arrangements or understandings between Mr. Lavigne and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Lavigne and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Lavigne is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. The Company has also entered into its standard form of indemnification agreement with Mr. Lavigne.

A copy of the press release announcing Mr. Lavigne’s election to the Board is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein.

The information furnished on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release announcing election of Louis J. Lavigne, Jr. as a director of the Board, dated April 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynga Inc.

Date: April 23, 2015	By:	/s/ David Lee
David Lee
Chief Financial Officer and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release announcing election of Louis J. Lavigne, Jr. as a director of the Board, dated April 23, 2015.